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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 19, 2020

Astrotech Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34426	91-1273737
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2028 E. Ben White Blvd, Suite 240-9530, Austin, Texas		78741
(Address of Principal Executive Offices)		(Zip Code)

(512) 485-9530

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ASTC	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On October 20, 2020, Astrotech Corporation (the “Company”) issued a press release announcing that its subsidiary BreathTech Corporation signed a joint development and option agreement (the “Agreement”) with the Cleveland Clinic Foundation (the “Cleveland Clinic”). Pursuant to the Agreement, the Company and the Cleveland Clinic will collaborate in efforts to develop a rapid breath test for coronavirus infection or related indicators, using the Company’s mass spectrometry technology and collection of data related thereto through an investigator initiated clinical study performed by the Cleveland Clinic.

As previously reported, on April 14, 2020, the Company entered into a $541,500 Paycheck Protection Program Promissory Note and Agreement (the “PPP Promissory Note”) with a commercial bank (the “Bank”) under the Coronavirus Aid, Relief, and Economic Security Act. On October 19, 2020, the Company and the Bank entered into a Cash Reserve Agreement wherein the Company agreed to deliver to the Bank an amount equal to $541,500 (the “Cash Amount”), to be held in in a separate account in accordance with the terms and conditions of the Cash Reserve Agreement for the purpose of establishing a source of payment for the Company’s obligations to repay and/or obtain forgiveness of the PPP Promissory Note.

On October 20, 2020, the Company received a letter from the staff of the Fort Worth Regional Office of the U.S. Securities and Exchange Commission (the “SEC”) informing the Company that the SEC staff had concluded the previously announced informal, fact-finding inquiry relating to certain press releases issued by the Company in March 2020 regarding the BreathTest-1000™ lung disease screening device currently under development by the Company. The letter advised the Company that the SEC staff does not intend to recommend an enforcement action against the Company.

A copy of the Agreement, the press release and the Cash Reserve Agreement are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1   Joint Development and Option Agreement, dated October 20, 2020

99.2   Press release, dated October 20, 2020, issued by Astrotech Corporation

99.3   Cash Reserve Agreement, dated October 19, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Astrotech Corporation

By:	/s/ Thomas B. Pickens III

Name:	Thomas B. Pickens III
Title:	Chairman of the Board and Chief
Executive Officer

Date: October 20, 2020